                                                                                                                   Exhibit 99(i)

                                                    MERRILL LYNCH & CO., INC.
                                            PRELIMINARY UNAUDITED EARNINGS SUMMARY


                                                                   For the Three Months Ended               Percent Inc / (Dec)
                                                           -----------------------------------------      -----------------------
                                                           March 31,     December 31,      March 26,      1Q00 vs.       1Q00 vs.
(in millions, except per share amounts)                       2000            1999            1999          4Q99           1Q99
                                                           ---------     ------------      ---------      --------       --------


NET REVENUES

  Commissions                                                $ 2,152         $ 1,735         $ 1,567          24.0%         37.3%
  Principal transactions                                       1,787             794           1,444         125.1          23.8
  Investment banking                                             996           1,125             633         (11.5)         57.3
  Asset management and portfolio service fees                  1,390           1,301           1,110           6.8          25.2
  Other                                                          238             296             132         (19.6)         80.3
                                                             -------         -------         -------
    Subtotal                                                   6,563           5,251           4,886          25.0          34.3

  Interest revenue and dividends                               4,463           4,019           3,681          11.0          21.2
  Less interest expense                                        3,779           3,375           3,301          12.0          14.5
                                                             -------         -------         -------
    Net interest profit                                          684             644             380           6.2          80.0

  TOTAL NET REVENUES                                           7,247           5,895           5,266          22.9          37.6
                                                             -------         -------         -------

NON-INTEREST EXPENSES

  Compensation and benefits                                    3,808           2,916           2,762          30.6          37.9
  Communications and technology                                  578             541             480           6.8          20.4
  Occupancy and related depreciation                             250             252             227          (0.8)         10.1
  Advertising and market development                             244             236             152           3.4          60.5
  Brokerage, clearing, and exchange fees                         192             184             154           4.3          24.7
  Professional fees                                              147             163             117          (9.8)         25.6
  Goodwill amortization                                           56              57              57          (1.8)         (1.8)
  Other                                                          397             386             321           2.8          23.7
                                                             -------         -------         -------

  TOTAL NON-INTEREST EXPENSES                                  5,672           4,735           4,270          19.8          32.8
                                                             -------         -------         -------

EARNINGS BEFORE INCOME TAXES AND DIVIDENDS
  ON PREFERRED SECURITIES ISSUED BY SUBSIDIARIES               1,575           1,160             996          35.8          58.1

Income tax expense                                               489             346             338          41.3          44.7

Dividends on preferred securities issued by subsidiaries          49              50              49          (2.0)            -
                                                             -------         -------         -------

NET EARNINGS                                                 $ 1,037         $   764         $   609          35.7          70.3
                                                             =======         =======         =======

Preferred stock dividends                                    $     9         $     9         $    10             -         (10.0)
                                                             -------         -------         -------

NET EARNINGS APPLICABLE TO COMMON STOCKHOLDERS               $ 1,028         $   755         $   599          36.2          71.6
                                                             =======         =======         =======

EARNINGS PER COMMON SHARE

  Basic                                                      $  2.69         $  2.03         $  1.65          32.5          63.0
  Diluted                                                       2.38            1.80            1.44          32.2          65.3

AVERAGE SHARES

  Basic                                                        381.6           372.0           364.0           2.6           4.8
  Diluted                                                      432.4           420.6           415.7           2.8           4.0

